UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2021

Hyzon Motors Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39632	82-2726724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Quaker Meeting House Road Honeoye Falls, NY	14472
(Address of principal executive offices)	(Zip Code)

(585)-484-9337

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2021, Hyzon Motors Inc. (“Hyzon” or the “Company”) appointed JiaJia Wu, 40, as Chief Accounting Officer and principal accounting officer of the Company, effective September 1, 2021. Effective as of Ms. Wu’s appointment, Mark Gordon, the Company’s Chief Financial Officer and principal financial officer, will no longer serve as the Company’s principal accounting officer.

From October 2013 to August 2021, Ms. Wu most recently served as Director, Technical and Cost Accounting and Financial Reporting for Underwriters Laboratories Inc., a nonprofit organization focused on independent scientific research and safety standards and analytics. From April 2008 to October 2017, Ms. Wu served as Senior Manager, and previously as Manager and Senior Auditor, with EY, a global firm providing assurance, consulting, strategy and transactions, and tax services. Ms. Wu holds a BBA in Accounting and MS in Education from Marshall University; and a BA in English Education from Soochow University in Suzhou, Jiangsu, China.

Ms. Wu does not have a direct or indirect material interest in any transaction with the Company that requires disclosure pursuant to Item 404(a) of Regulation S-K and there is no arrangement or understanding between Ms. Wu and any other person pursuant to which Ms. Wu was selected to serve as Hyzon’s Chief Accounting Officer. Ms. Wu is not related to any member of the board of directors of Hyzon or any executive officer of the Company.

In connection with her appointment as Chief Accounting Officer, Hyzon entered into an employment agreement with Ms. Wu. The employment agreement provides for a base salary of $260,000 and an annual target cash bonus opportunity of 10% of base salary. Subject to the approval of the Company’s board of directors, Ms. Wu will be eligible to receive 70,880 restricted stock units under the Company’s 2021 Equity Incentive Plan. Ms. Wu will be entitled to participate in Hyzon employee health/welfare and retirement benefit plans and programs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2021

HYZON MOTORS INC.

By:	/s/ Craig M. Knight
Name:	Craig M. Knight
Title:	Chief Executive Officer

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